                         SUPPLEMENT DATED JULY 17, 2006
                                       TO
                                 SELECTED FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2005

Expense Cap. As of July 17, 2006 Davis Selected Advisers, L.P. agrees to waive fees and reimburse the expenses of Selected Daily Government Fund's Class S shares to the extent it is necessary to ensure that the actual expense incurred, after recognizing the benefits of custody or other credits. fee waivers and expense reimbursements, not exceed 0.75% of net assets.

Duration of Agreement The agreement s to cap expenses hall be effective for an initial period beginning on July 17, 2006 and ending on December 31, 2006. This agreement shall automatically renew for additional one-year periods if not terminated, in writing, by either party before December 31st of each year.